Exhibit 10.12
AMENDMENT TO SECURITIES PURCHASE AGREEMENT

Amendment to Securities Purchase Agreement dated as of October 5, 2009 (this “Amendment”), to the Securities Purchase Agreement, dated as of December 13, 2007 (the “Agreement”), by and among General Steel Holdings, Inc., a Nevada corporation, with headquarters located at Room 2315, Kun Tai International Mansion Building, Yi No 12, Chao Yang Men Wai Ave., Chao Yang District, Beijing 100020, People's Republic of China (the “Company”), Zuo Sheng Yu and certain investors listed on the Schedule of Buyers attached thereto (the “Buyers”).

WITNESSETH:

WHEREAS, in accordance with Section 9(e) of the Agreement, the Company and the holders of at least a majority of the aggregate number of Registrable Securities (as defined in the Registration Rights Agreement) (the “Required Holders”), on behalf of the Buyers, wish to amend the terms of the Agreement as provided in Section I below; and

WHEREAS, unless otherwise defined herein, capitalized terms used but not defined herein shall have the meanings assigned to them in the Agreement.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

SECTION I
AMENDMENT

Section 4(o) of the Agreement is hereby amended by adding the following sentence to the end thereof:

“Notwithstanding anything to the contrary contained herein, the requirements of this Agreement with respect to obtaining the Shareholder Approval may also be satisfied by written consent in lieu of a meeting obtained in accordance with the constituent documents of the Company and applicable law and once such consent is obtained, any and all requirements hereunder to obtain the Shareholder Approval, or hold meetings with respect thereto, shall be deemed satisfied in full.”

SECTION II
MISCELLANEOUS

1. No Other Amendments; Effectiveness. Except as set forth in this Amendment, the Agreement is ratified and confirmed in all respects. This Amendment does not need to be signed by all of the entities listed on the signature pages attached hereto.  This Amendment shall be effective as of the date hereof and shall be effective when executed by the Company and the Required Holders.  In the event that any Buyer entities listed on the signature pages hereto do not sign this Amendment, this shall have no impact on, and shall not diminish in any manner, the effectiveness hereof so long as this Amendment is executed by the Company and Buyer entities that are the holders of at least a majority of the aggregate number of Registrable Securities.

2. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York, regardless of the laws that might otherwise govern under applicable principles of conflict of laws thereof.

3. Counterparts. This Amendment may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties.

4.  Successors and Assigns.  Subject to any applicable requirements for transfer set forth in the Agreement, this Amendment shall inure to the benefit of and be binding upon the permitted successors and assigns of each of the parties hereto.

[signature page follows]

IN WITNESS WHEREOF, the Company has caused its signature page to this Amendment to be duly executed as of the date first written above.

COMPANY:

GENERAL STEEL HOLDINGS, INC.

By:	/s/ Zuosheng Yu
Name: Zuosheng Yu
Title: Chief Executive Officer

Signature Page of the Amendment to Securities Purchase Agreement

IN WITNESS WHEREOF, each entity signing below has caused its respective signature page to this Amendment to be duly executed as of the date first written above.

CAPITAL VENTURES INTERNATIONAL

By:	/s/ Martin Kobinger
Name:	Martin Kobinger
Title:	Investment Manager

HUDSON BAY FUND, LP

By:	/s/ Yoav Roth
Name:	Yoav Roth
Title:	Authorized Signatory

HUDSON BAY OVERSEAS FUND, LTD.

By:	/s/ Yoav Roth
Name:	Yoav Roth
Title:	Authorized Signatory

WHITEBOX INTERMARKET
PARTNERS, LP
By:	Whitebox Intermarket Advisors LLC
By:	Whitebox Advisors LLC

By:	/s/ Jonathan Wood
Name:	Jonathan Wood
Title:	Chief Operating Officer/Director

WHITEBOX HIGH YIELD
PARTNERS, LP
By:	Whitebox High Yield Advisors LLC
By:	Whitebox Advisors LLC

By:	/s/ Jonathan Wood
Name:	Jonathan Wood
Title:	Chief Operating Officer/Director

Signature Page of the Amendment to Securities Purchase Agreement

[continued on following page]

IN WITNESS WHEREOF, each entity signing below has caused its respective signature page to this Amendment to be duly executed as of the date first written above.

WHITEBOX CONVERTIBLE ARBITRAGE PARTNERS, LP
By:	Whitebox Convertible Arbitrage Advisors LLC
By:	Whitebox Advisors LLC

By:	/s/ Jonathan Wood
Name:	Jonathan Wood
Title:	Chief Operating Officer/Director

DRE PARTNERS, L.P.
By:	Whitebox Hedged High Yield Advisors LLC
By:	Whitebox Advisors LLC

By:	/s/ Jonathan Wood
Name:	Jonathan Wood
Title:	Chief Operating Officer/Director
By:	Whitebox Convertible Arbitrage Advisors LLC

F CUBED PARTNERS, L.P.
By:	Whitebox Combined Advisors LLC
By:	Whitebox Advisors LLC

By:	/s/ Jonathan Wood
Name:	Jonathan Wood
Title:	Chief Operating Officer/Director

Signature Page of the Amendment to Securities Purchase Agreement